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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 24, 2000

                        Pacific Gateway Properties, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Maryland                    1-8692                  04-2816560
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 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)           Identification No.)


  930 Montgomery Street, Suite 400, San Francisco, CA           94133
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (415) 398-4800
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.      OTHER EVENTS

On August 24, 2000, the stockholders of Pacific Gateway Properties, Inc. ("PGP") approved (i) the merger of PGP with PGP Acquisition, Inc., pursuant to the Agreement and Plan of Merger, dated as of June 15, 2000, among PGP, PGP Acquisition, Inc. and Mission Orchard Statutory Trust, and (ii) an amendment to PGP's articles of incorporation that authorizes PGP's board of directors to waive, in connection with the merger, the prohibition on transfers of capital stock that would result in beneficial ownership of capital stock of PGP by fewer than 100 persons.

ITEM 7.      FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

     EXHIBIT            DESCRIPTION
     -------            -----------

          99.1          Press Release, dated August 25, 2000.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PACIFIC GATEWAY PROPERTIES, INC.

Date:  August 28, 2000       By:   /s/  RAYMOND V. MARINO
                                   ---------------------------------------
                                  Name:   Raymond V. Marino
                                  Title:  President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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    99.1          Press Release, dated August 25, 2000.





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